Exhibit 99.1

NEWS RELEASE
Contact: Donna D’Amico-Annitto	486 North Oliver Road, Bldg. Z
Newton, Kansas 67114
(316) 283-6500

PARK AEROSPACE CORP. REPORTS FOURTH QUARTER

AND FISCAL YEAR RESULTS

Newton, Kansas, Thursday, May 14, 2020…..Park Aerospace Corp. (NYSE-PKE) reported results for the 2020 fiscal year fourth quarter and year ended March 1, 2020. As previously reported, Park completed the sale of its Electronics Business to AGC Inc. on December 4, 2018. Therefore, the results of operations for the Electronics Business in the prior year are reported as discontinued operations. Continuing operations discussed below refer to Park’s Aerospace Business unless otherwise indicated, and prior periods in such discussion have been restated to reflect results excluding the Electronics Business. It is important to note that the fourth quarter ended March 3, 2019 was a 14-week period compared to the fourth quarter ended March 1, 2020, which was a 13-week period. In addition, the fiscal year ended March 3, 2019 was a 53-week period compared to the fiscal year ended March 1, 2020, which was a 52-week period.

The Company will conduct a conference call to discuss its financial results at 11:00 a.m. EDT today. A live audio webcast of the event, along with presentation materials, will be available at https://edge.media-server.com/mmc/p/6i37sjg7 at 11:00 a.m. EDT today. The presentation materials will also be available at approximately 9:00 a.m. EDT today at https://parkaerospace.com/shareholders/investor-conference-calls/ and on the Company’s website at www.parkaerospace.com under “Investor Conference Calls” on the “Shareholders” page.

Continuing Operations:

Park reported net sales of $15,494,000 for the 2020 fiscal year fourth quarter ended March 1, 2020 compared to $16,659,000 for the 2019 fiscal year fourth quarter ended March 3, 2019 and $15,847,000 for the 2020 fiscal year third quarter ended December 1, 2019. Park’s net sales from continuing operations for the fiscal year ended March 1, 2020 were $60,014,000 compared to $51,116,000 for the fiscal year ended March 3, 2019. Net earnings from continuing operations for the 2020 fiscal year fourth quarter were $2,633,000 compared to $1,588,000 for the 2019 fiscal year fourth quarter and $2,806,000 for the 2020 fiscal year third quarter. Net earnings from continuing operations were $10,205,000 for the 2020 fiscal year compared to $6,306,000 for last fiscal year.

Net earnings from continuing operations before special items for the 2020 fiscal year fourth quarter were $2,787,000 compared to $3,944,000 for the 2019 fiscal year fourth quarter and $2,806,000 for the 2020 fiscal year third quarter. Net earnings from continuing operations before special items were $10,503,000 for the 2020 fiscal year compared to $7,874,000 for last fiscal year.

EBITDA from continuing operations before special items for the 2020 fiscal year fourth quarter was $3,612,000 compared to EBITDA from continuing operations before special items of $4,251,000 for the 2019 fiscal year fourth quarter and EBITDA from continuing operations of $3,622,000 for the 2020 fiscal year third quarter. EBITDA from continuing operations before special items was $13,012,000 for the 2020 fiscal year compared to $10,248,000 for last fiscal year.

In the 2020 fiscal year fourth quarter the Company recorded a pre-tax stock option modification charge of $208,000. In the 2019 fiscal year fourth quarter, the Company recorded a one-time tax benefit of $788,000 related to the Tax Cuts and Jobs Act enacted in December 2017. Additionally, in the 2019 fiscal year fourth quarter, the Company recorded a pre-tax loss on the sales of marketable securities of $1,498,000 and a pre-tax stock option modification charge of $528,000. The loss on the sales of marketable securities was in connection with the liquidation of securities to fund a special cash dividend of $4.25 per share paid in February 2019. The stock option modification charge related to a reduction in the exercise prices of previously granted employee stock options resulting from the special dividends paid in February 2020 and February 2019.

Park reported basic and diluted earnings per share from continuing operations of $0.13 for the 2020 fiscal year fourth quarter compared to $0.08 for the 2019 fiscal year fourth quarter and $0.14 for the 2020 fiscal year third quarter. Park reported basic and diluted earnings per share from continuing operations of $0.50 for the 2020 fiscal year compared basic and diluted earnings per share from continuing operations to $0.31 for the 2019 fiscal year.

Park reported basic and diluted earnings per share from continuing operations before special items of $0.14 for the 2020 fiscal year fourth quarter compared to $0.19 for the 2019 fiscal year fourth quarter and $0.14 for the 2020 fiscal year third quarter. Basic and diluted earnings per share from continuing operations before special items were $0.51 for the 2020 fiscal year compared to $0.39 for 2019 fiscal year.

***

The Company will conduct a conference call to discuss its financial results at 11:00 a.m. EDT today. Forward-looking and other material information may be discussed in this conference call. The conference call dial-in number is (844) 466-4114 in the United States and Canada, and (765) 507-2654 in other countries. The required passcode for attendance by phone is 4258059.

For those unable to listen to the call live, a conference call replay will be available from approximately 2:00 p.m. EDT today through 11:59 p.m. EDT on Wednesday, May 20, 2020. The conference call replay will be available at https://edge.media-server.com/mmc/p/6i37sjg7 and on the Company’s website at www.parkaerospace.com under “Investor Conference Calls” on the “Shareholders” page. It can also be accessed by dialing (855) 859-2056 in the United States and Canada, and (404) 537-3406 in other countries. The required passcode for accessing the replay by phone is 4258059.

Any additional material financial or statistical data disclosed in the conference call, including the investor presentation, will also be available at the time of the conference call on the Company's web site at www.parkaerospace.com/investor/investor.html.

Park believes that an evaluation of its ongoing operations would be difficult if the disclosure of its operating results were limited to accounting principles generally accepted in the United States of America (“GAAP”) financial measures, which include special items, such as stock option modification charges, one-time tax benefits, loss on sales of marketable securities and EBITDA. Accordingly, in addition to disclosing its operating results determined in accordance with GAAP, Park discloses non-GAAP measures, including EBITDA, and operating results that exclude special items in order to assist its shareholders and other readers in assessing the Company’s operating performance, since the Company’s on-going, normal business operations do not include such special items. The detailed operating information presented below includes a reconciliation of the non-GAAP operating results before special items to earnings determined in accordance with GAAP and a reconciliation of GAAP pre-tax earnings to EBITDA. Such non-GAAP financial measures are provided to supplement the results provided in accordance with GAAP.

Park Aerospace Corp. develops and manufactures solution and hot-melt advanced composite materials used to produce composite structures for the global aerospace markets. Park’s advanced composite materials include film adhesives (undergoing qualification) and lightning strike materials. Park offers an array of composite materials specifically designed for hand lay-up or automated fiber placement (AFP) manufacturing applications. Park’s advanced composite materials are used to produce primary and secondary structures for jet engines, large and regional transport aircraft, military aircraft, Unmanned Aerial Vehicles (UAVs commonly referred to as “drones”), business jets, general aviation aircraft and rotary wing aircraft. Park also offers specialty ablative materials for rocket motors and nozzles and specially designed materials for radome applications. As a complement to Park’s advanced composite materials offering, Park designs and fabricates composite parts, structures and assemblies and low volume tooling for the aerospace industry. Target markets for Park’s composite parts and structures (which include Park’s proprietary composite SigmaStrut™ and AlphaStrut™ product lines) are, among others, prototype and development aircraft, special mission aircraft, spares for legacy military and civilian aircraft and exotic spacecraft. Park’s objective is to do what others are either unwilling or unable to do. When nobody else wants to do it because it is too difficult, too small or too annoying, sign us up.

Additional corporate information is available on the Company’s web site at www.parkaerospace.com

Performance table, including non-GAAP information (in thousands, except per share amounts –unaudited):

	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	52 Weeks Ended	53 Weeks Ended
	March 1, 2020	March 3, 2019	December 1, 2019	March 1, 2020	March 3, 2019
Sales	$15,494	$16,659	$15,847	$60,014	$51,116

Net Earnings before Special Items[1]	$2,787	$3,944	$2,806	$10,503	$7,874
Special Items, Net of Tax:
Tax Impact of Cancelled Stock Options		-	-	(144)	-
Stock Option Modifications	(154)	(408)	-	(154)	(408)
Loss on Sales of Marketable Securities	-	(1,160)	-	-	(1,160)
Tax Cut and Jobs Act	-	(788)	-	-	-
Net Earnings from Continuing Operations	$2,633	$1,588	$2,806	$10,205	$6,306

(Loss)/Earnings from Discontinued Operations, Net of Tax	$(249)	$102,398	$(360)	$(653)	$107,239

Net Earnings	$2,384	$103,986	$2,446	$9,552	$113,545

Basic Earnings per Share:
Basic Earnings before Special Items[1]	$0.14	$0.19	$0.14	$0.51	$0.39
Special Items:
Tax Impact of Cancelled Stock Options	-	-	-	-	-
Stock Option Modifications	(0.01)	(0.02)	-	(0.01)	(0.02)
Loss on Sales of Marketable Securities	-	(0.05)	-	-	(0.06)
Tax Cut and Jobs Act	-	(0.04)	-	-	-
Basic Earnings per Share from Continuing Operations	$0.13	$0.08	$0.14	$0.50	$0.31

Basic (Loss)/Earnings per Share from Discontinued Operations	(0.01)	5.02	(0.02)	(0.03)	5.29

Basic Earnings per Share	$0.12	$5.10	$0.12	$0.47	$5.60

Diluted Earnings before Special Items[1]	$0.14	$0.19	$0.14	$0.51	$0.39
Special Items:
Tax Impact of Cancelled Stock Options	-	-	-	-	-
Stock Option Modifications	(0.01)	(0.02)	-	(0.01)	(0.02)
Loss on Sales of Marketable Securities	-	(0.05)	-	-	(0.06)
Tax Cut and Jobs Act	-	(0.04)	-	-	-
Diluted Earnings per Share from Continuing Operations	$0.13	$0.08	$0.14	$0.50	$0.31

Diluted (Loss)/Earnings per Share from Discontinued Operations	(0.01)	4.99	(0.02)	(0.03)	5.26

Diluted Earnings per Share	$0.12	$5.07	$0.12	$0.47	$5.57

Weighted Average Shares Outstanding:
Basic	20,519	20,370	20,518	20,507	20,288
Diluted	20,578	20,501	20,617	20,595	20,385

[1] Refer to "Reconciliation of non-GAAP financial measures" below for information regarding Special Items.

Comparative balance sheets (in thousands except per share information):

	March 1, 2020	March 3, 2019
Assets	(unaudited)	(Note 1)
Current Assets
Cash and Marketable Securities	$122,355	$151,624
Accounts Receivable, Net	10,925	9,352
Inventories	6,379	5,267
Prepaid Expenses and Other Current Assets	5,535	1,690
Total Current Assets	145,194	167,933

Fixed Assets, Net	16,100	10,791
Operating Right-of-use Assets	420	-
Other Assets	10,072	10,127
Total Assets	$171,786	$188,851

Liabilities and Shareholders' Equity
Current Liabilities
Accounts Payable	$4,735	$3,169
Accrued Liabilities	1,709	2,920
Operating Lease Liability	152	-
Income Taxes Payable	2,111	5,066
Total Current Liabilities	8,707	11,155

Long-term Operating Lease Liability	268	-
Noncurrent Income Taxes Payable	15,986	17,669
Deferred Income Taxes	834	-
Other Liabilities	4,316	1,016
Total Liabilities	30,111	29,840

Shareholders’ Equity	141,675	159,011

Total Liabilities and Shareholders' Equity	$171,786	$188,851

Additional information
Equity per Share	$6.90	$7.84

(Note 1) - These amounts have not been audited and are based on the audited financial statements.

Comparative statements of operations (in thousands – unaudited):

	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	52 Weeks Ended	53 Weeks Ended
	March 1, 2020	March 3, 2019	December 1, 2019	March 1, 2020	March 3, 2019

Net Sales	$15,494	$16,659	$15,847	$60,014	$51,116

Cost of Sales	10,460	10,756	10,825	41,341	34,932

Gross Profit	5,034	5,903	5,022	18,673	16,184
% of net sales	32.5%	35.4%	31.7%	31.1%	31.7%

Selling, General & Administrative Expenses	2,147	2,768	1,949	7,932	8,968
% of net sales	13.9%	16.6%	12.3%	13.2%	17.5%

Earnings from Operations	2,887	3,135	3,073	10,741	7,216

Interest:
Interest Income	717	1,289	802	3,330	2,379

Loss on Sales of Marketable Securities	-	(1,498)	-	-	(1,498)

Net Interest and Other Income/(Expense)	717	(209)	802	3,330	881

Earnings before Income Taxes	3,604	2,926	3,875	14,071	8,097

Income Tax Provision	971	1,338	1,069	3,866	1,791

Net Earnings from continuing operations	2,633	1,588	2,806	10,205	6,306
% of net sales	17.0%	9.5%	17.7%	17.0%	12.3%

(Loss)/Earnings from discontinued operations, net of tax	(249)	102,398	(360)	(653)	107,239

Net Earnings	$2,384	$103,986	$2,446	$9,552	$113,545
% of net sales	15.4%	624.2%	15.4%	15.9%	222.1%

Reconciliation of non-GAAP financial measures (in thousands – unaudited):

	13 Weeks Ended March 1, 2020			14 Weeks Ended March 3, 2019			13 Weeks Ended December 1, 2019
	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items

Selling, General & Administrative Expenses	$2,147	$(208)	$1,939	$2,768	$(528)	$2,240	$1,949	$-	$1,949
% of net sales	13.9%		12.5%	16.6%		13.4%	12.3%		12.3%

Earnings from Operations	2,887	208	3,095	3,135	528	3,663	3,073	-	3,073
% of net sales	18.6%		20.0%	18.8%		22.0%	19.4%		19.4%

Interest Income	717	-	717	1,289	-	1,289	802	-	802
% of net sales	4.6%		4.6%	7.7%		7.7%	5.1%		5.1%

Loss on Sales of Marketable Securities	-	-	-	(1,498)	1,498	-	-	-	-
% of net sales	0.0%		0.0%	-9.0%		0.0%	0.0%		0.0%

Net Interest and Other Income/(Expense)	717	-	717	(209)	1,498	1,289	802	-	802
% of net sales	4.6%		4.6%	-1.3%		7.7%	5.1%		5.1%

Earnings before Income Taxes	3,604	208	3,812	2,926	2,026	4,952	3,875	-	3,875
% of net sales	23.3%		24.6%	17.6%		29.7%	24.5%		24.5%

Income Tax Provision	971	54	1,025	1,338	(330)	1,008	1,069	-	1,069
Effective Tax Rate	26.9%		26.9%	45.7%		20.4%	27.6%		27.6%

Net Earnings from continuing operations	2,633	154	2,787	1,588	2,356	3,944	2,806	-	2,806
% of net sales	17.0%		18.0%	9.5%		23.7%	17.7%		17.7%

(Loss)/Earnings from discontinued operations, net of tax	(249)	-	(249)	102,398	(102,128)	270	(360)	-	(360)
% of net sales	-1.6%		-1.6%	614.7%		1.6%	-2.3%		-2.3%

Net Earnings	2,384	154	2,538	103,986	(99,772)	4,214	2,446	-	2,446
% of net sales	15.4%		16.4%	624.2%		25.3%	15.4%		15.4%

Earnings from Operations			3,095			3,663			3,073
Addback non-cash expenses:
Depreciation			402			462			410
Stock Option Expense			115			126			139
EBITDA			3,612			4,251			3,622

Reconciliation of non-GAAP financial measures (in thousands – unaudited) continued:

	52 Weeks Ended March 1, 2020			53 Weeks Ended March 3, 2019
	GAAP	Specials Items	Before Special Items	GAAP	Specials Items	Before Special Items
Selling, General & Administrative Expenses	$7,932	$(208)	$7,724	$8,968	$(528)	$8,440
% of net sales	13.2%		12.9%	17.5%		16.5%

Earnings from Operations	10,741	208	10,949	7,216	528	7,744
% of net sales	17.9%		18.2%	14.1%		15.1%

Interest Income	3,330	-	3,330	2,379	-	2,379
% of net sales	5.5%		5.5%	4.7%		4.7%

Loss on Sales of Marketable Securities	-	-	-	(1,498)	1,498	-
% of net sales	0.0%		0.0%	-2.9%		0.0%

Net Interest and Other Income	3,330	-	3,330	881	1,498	2,379
% of net sales	5.5%		5.5%	1.7%		4.7%

Earnings before Income Taxes	14,071	208	14,279	8,097	2,026	10,123
% of net sales	23.4%		23.8%	15.8%		19.8%

Income Tax Provision	3,866	(90)	3,776	1,791	458	2,249
Effective Tax Rate	27.5%		26.4%	22.1%		22.2%

Net Earnings from continuing operations	10,205	298	10,503	6,306	1,568	7,874
% of net sales	17.0%		17.5%	12.3%		15.4%

(Loss)/Earnings from discontinued operations, net of tax	(653)	-	(653)	107,239	(103,203)	4,036
% of net sales	-1.1%		-1.1%	209.8%		7.9%

Net Earnings	9,552	298	9,850	113,545	(101,635)	11,910
% of net sales	15.9%		16.4%	222.1%		23.3%

Earnings from Operations			10,949			7,744
Addback non-cash expenses:
Depreciation			1,544			1,784
Stock Option Expense			519			720
EBITDA			13,012			10,248